THE LAZARD FUNDS, INC.
Lazard Bond Portfolio

Supplement to Prospectus dated May 1, 2004

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved the termination of the class of Open Shares of Lazard Bond Portfolio (the "Portfolio"), a series of the Fund (the "Open Shares"). Accordingly, the Fund will issue and exchange Institutional Shares of the Portfolio for its outstanding Open Shares by redeeming all such outstanding Open Shares in exchange for Institutional Shares, and will terminate the Open Shares as a class of the Portfolio (the "Exchange"). After the close of trading on the floor of the New York Stock Exchange on May 14, 2004 (normally 4:00 p.m., Eastern time), the Open Shares of the Portfolio will be closed to further investment, excluding reinvestment of any dividends and distributions. It is anticipated that the Exchange will take place on or about June 7, 2004

Dated: May 3, 2004